                                                                 Exhibit 10.20.3
                              GUARANTEE AGREEMENT



                 GUARANTEE AGREEMENT (this "Agreement") dated as of December 31, 1993, by and between Federated Department Stores, Inc., a Delaware corporation ("Guarantor"), and The Prudential Insurance Company of America, a New Jersey mutual insurance corporation ("Seller").

                                   RECITALS:

                 A. Seller, Guarantor, and Federated Noteholding Corporation, a Delaware corporation and wholly owned subsidiary of Guarantor ("Buyer"), have entered into a Purchase Agreement, dated as of the date hereof (the "Purchase Agreement"), which provides for the sale to Buyer of certain Claims (as such term is defined in the Purchase Agreement). All capitalized terms used in this Agreement and not otherwise defined will have the meanings given them in the Purchase Agreement.

                 B. A portion of the purchase price for the Claims purchased pursuant to the Purchase Agreement on the date hereof consists of a deferred payment obligation, evidenced by a promissory note in the principal amount of $340,000,000 (the "Note"). The Purchase Agreement, the related Intercreditor Agreement, and other "Transaction Documents" (as defined in the Note) create additional payment and performance obligations of Buyer to Seller.

                 C. As a condition to entering into the Purchase Agreement, Seller has required that Guarantor guarantee, and Guarantor has agreed to guarantee, all of the obligations of Buyer to Seller under the Transaction Documents on the terms hereof.

                 NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Guarantor, and in order to induce Seller to enter into the Purchase Agreement and the other Transaction Documents to which it is a party, the parties hereto hereby agree as follows:

         Section 1. THE GUARANTEE.

                 1.1. THE GUARANTEE. (a) Guarantor hereby absolutely and unconditionally guarantees to Seller and its successors and assigns the prompt performance and payment in full when due (whether at stated maturity, by required prepayment, by acceleration, or otherwise) of the Guaranteed Obligations (as hereinafter defined). Guarantor hereby further agrees that if Buyer fails to pay or perform in full when due (whether at stated maturity, by required prepayment, by acceleration, or otherwise) any of the Guaranteed






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Obligations, Guarantor will promptly pay the same, without any demand or notice whatsoever.

                 (b) The Guaranteed Obligations will include the following, whenever arising or incurred:

                    (i) all principal of, interest on, and other amounts due under the Note;

                    (ii) the "Put Price" (as defined in the Intercreditor Agreement), including without limitation all principal of, interest on and other amounts due under the "Put Note" (as defined in the Intercreditor Agreement) and, if positive, the "Put Note Settlement Amount" (as defined in the Intercreditor Agreement);

                    (iii) the Option Exercise Price due pursuant to the Purchase Agreement, if the Option is exercised; and

                    (iv) payment of all other amounts, and performance of all other obligations and liabilities to Seller, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of or in connection with the Transaction Documents, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise.

The Guaranteed Obligations will include interest accruing after the maturity of the relevant obligation and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to Buyer, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding.

                 1.2. OBLIGATIONS UNCONDITIONAL. The obligations of Guarantor under Section 1.01 are absolute and unconditional irrespective of the value, genuineness, validity, regularity, or enforceability of the Note, the Put Note, the Purchase Agreement or any other Transaction Document or any other agreement or instrument referred to herein or therein, or any substitution, release, or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 1.02 that the obligations of Guarantor hereunder will be absolute and unconditional under any and all circumstances. This is a guarantee of payment and performance, and not of collectibility. Without limiting the generality or effect of





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the foregoing, it is agreed that the occurrence of any one or more of the following will not alter or impair the liability of Guarantor hereunder which will remain absolute and unconditional as described above:

                 (i) any acceleration, deacceleration, extension, renewal, settlement, compromise, waiver, defense, counterclaim or release in respect of any obligation of Buyer under any Transaction Document, by operation of law or otherwise;

                (ii) any modification or amendment of or supplement to any Transaction Document;

               (iii) any release, non-perfection or invalidity of any direct or indirect security for or guarantee of any obligation of Buyer under any Transaction Document;

                (iv) any change in the existence, structure or ownership of Buyer, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting Buyer or its assets or any resulting release or discharge of any obligation of Buyer contained in any Transaction Document;

                 (v) the existence of any claim, set-off or other rights which Guarantor may have at any time against Buyer or Seller, or any other corporation or person, whether in connection with the transactions contemplated by the Transaction Documents or with any unrelated transactions,provided that nothing herein will prevent the assertion of any such claim by separate suit or compulsory counterclaim;

                (vi) any invalidity or unenforceability relating to or against Buyer or any person of any Transaction Document, or any provision of applicable law or regulation purporting to prohibit the payment by Buyer of any amount payable by Buyer under the Transaction Documents;

               (vii) any action or inaction by Seller under or in respect of any Transaction Document; or

              (viii) any other act or omission to act or delay of any kind by Buyer, Seller, Guarantor, or any other corporation or person or any other circumstances whatsoever which might, but for the provisions of this Section, constitute a legal or equitable discharge of Guarantor's obligations hereunder.

Guarantor hereby expressly waives diligence, presentment, demand of payment, protest, and all notices whatsoever, and any requirement that Seller exhaust any right, power, or





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remedy or proceed against Buyer under the Note or any other agreement or instrument, or against any other person or entity in connection with, any of the Guaranteed Obligations, and any right to require marshalling.

                 1.3.  REINSTATEMENT.  The obligations of Guarantor under this
Section 1 will be automatically reinstated if and to the extent that for any reason any payment by or on behalf of Buyer in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and Guarantor agrees that it will indemnify Seller on demand for all reasonable costs and expenses (including without limitation reasonable attorneys' fees and expenses) incurred by Seller in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer, or similar payment under any bankruptcy, insolvency, or similar law.

                 1.4. SUBROGATION. Until the payment and satisfaction in full of all Guaranteed Obligations, Guarantor will not exercise any right or remedy arising by reason of any performance by it of its guarantee in Section 1.01, whether by subrogation or otherwise, against Buyer or any other guarantor of any of the Guaranteed Obligations or any security for any of the Guaranteed Obligations.

                 1.5. REMEDIES. As between Guarantor and Seller, the obligations of Buyer under the Note may be declared to be forthwith due and payable as provided in the Note (and will be deemed to have become automatically due and payable in the circumstances provided in the Note) for purposes of Section 1.01 notwithstanding any stay, injunction, or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against Buyer and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by Buyer) will forthwith become due and payable by Guarantor for purposes of Section 1.01.

                 1.6. INSTRUMENT FOR THE PAYMENT OF MONEY. Guarantor hereby acknowledges that the guarantee in this Section 1 constitutes an instrument for the payment of money, and consents and agrees that Seller, at its sole option, in the event of a dispute by Guarantor in the payment of any moneys due hereunder, will have the right to bring motion-action under New York CPLR
Section 3213.





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                 1.7.  CONTINUING GUARANTEE.  The guarantee in this Section 1 is a continuing guarantee, and will apply to all Guaranteed Obligations whenever arising.

                 1.8. SENIOR STATUS. Guarantor agrees that its obligations under this Agreement will constitute senior indebtedness entitled to all of the benefits of any subordination agreement, if any, now or hereinafter in effect to which Guarantor is a party or by which Guarantor agrees to be bound, and agrees to take all action and execute all documents reasonably necessary to accord its obligations under this Agreement such benefits.

         Section 2. COVENANTS. Guarantor hereby covenants and agrees with Seller that so long as this Agreement remains in effect or any amount due Seller under any of the Transaction Documents remains unpaid, Guarantor and its subsidiaries will:

                 2.1. FINANCIAL COVENANTS. Comply with the requirements of Sections 4.1, 4.2 and 4.3 of the Series A Note Agreement dated as of February 5, 1992, among Guarantor, Citibank, N.A., as Agent, The Sumitomo Bank, Ltd., as Co-Agent and the lenders parties thereto, as if fully set forth herein and incorporated herein by this reference, as in effect on the date hereof and without giving effect to any amendment, waiver, termination or modification of or supplement to the note agreement after the date hereof (such Series A Note Agreement, in such form, the "Note Agreement"); provided that for purposes of application of the covenants contained in the Loan Agreement the obligations of Guarantor under this Agreement will be considered "Senior Indebtedness" under the Note Agreement whether or not such obligations would otherwise constitute Senior Indebtedness.

                 2.2. OTHER AFFIRMATIVE COVENANTS. Comply with the requirements of Sections 5.1 through 5.13 of the Note Agreement.

                 2.3. BUYER A SUBSIDIARY. Buyer shall at all times remain a subsidiary at least 51% owned by Guarantor.

                 2.4. MERGERS; ETC. Not merge or consolidate with, or transfer all or substantially all of its assets to, any person unless (a) with respect to such merger or consolidation, either (a) Guarantor or the relevant subsidiary is the surviving entity or (b) the surviving entity expressly assumes the obligations of Guarantor or the relevant subsidiary (as appropriate) hereunder by an instrument in writing reasonably satisfactory to Seller, and (b) with respect to such transfer of assets, the transferee expressly assumes the obligations of Guarantor or the relevant subsidiary (as appropriate) hereunder by an instrument in writing reasonably satisfactory to Seller, and in any such





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event (c) no Event of Default shall have occurred after giving effect thereto.

                 2.5. NOTICE OF DEFAULT. Guarantor shall provide Holder with prompt notice of the occurrence or existence of a default in the timely performance by Buyer or Guarantor of any of its obligations under any of the Transaction Documents.

                 2.6. INTERPRETATION. For purposes of Sections 2.01 and 2.02 of this Agreement, references in the Note Agreement to requests, determinations or consents by the Series A Lenders or the Series A Agent, or to delivery of documents or notices by or to the Series A Lenders or the Series A Agent, and all similar references to the Series A Lenders or Series A Agent, will be construed as if the phrase Series A Lenders or Series A Agent were replaced by a reference to Seller, and references to Borrower will be construed as references to Guarantor.

         Section 3. REPRESENTATIONS AND WARRANTIES. Capitalized terms used in this Section 3 and not otherwise defined in this Agreement or the Purchase Agreement have the meanings given in Section 3.09 hereof. Guarantor hereby represents and warrants to Seller that:

                 3.1. FINANCIAL STATEMENTS. Guarantor has heretofore furnished to Seller its (i) consolidated balance sheet and statements of income and cash flows as of and for the fiscal year ended January 30, 1993, audited by and accompanied by the opinion of KMPG Peat Marwick, independent accountants,
(ii) consolidated balance sheet as of and for the fiscal quarter ended October 30, 1993, and (iii) consolidated statements of income for the periods commencing January 31, 1993 and August 1, 1993 and ending October 30, 1993, and
(iv) a consolidated statement of cash flows for the period commencing on January 31, 1993, and ending October 30, 1993, certified, in the case of the unaudited statements of operations and cash flows, by its chief financial officer. Such financial statements present fairly in all material respects the financial condition and results of operations and cash flows of Guarantor and its consolidated subsidiaries as of such dates and for such periods subject in the case of the unaudited interim financial statements to year-end adjustments. Such balance sheets and the notes thereto disclose all material liabilities, direct or indirect, fixed or contingent of a nature required by GAAP to be disclosed in a balance sheet or the notes thereto, of Guarantor and its consolidated subsidiaries as of the dates thereof. Such financial statements were prepared in accordance with GAAP applied on a consistent basis subject, in the case of unaudited statements of income and cash flows, to year-end adjustments.





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                 3.2.  NO MATERIAL ADVERSE CHANGE.  There has been no material adverse change in the business, results of operations, or condition, financial or otherwise, of the Guarantor and its subsidiaries, taken as a whole, since October 30, 1993. No Default (as defined in the Note) or event which with the giving of notice or passage of time or both would become a Default exists on the date hereof or will exist after giving effect to the transactions contemplated by the Purchase Agreement.

                 3.3. TITLE TO PROPERTIES; POSSESSION UNDER LEASES. (a) Guarantor and each of its subsidiaries has good and marketable title to, or valid leasehold interests in, all its material properties and assets, except for Liens permitted under the Note Agreement and minor defects in title that do not interfere in any material respect with its ability to conduct its business as currently conducted or to utilize such properties and assets for their intended purposes. All such material properties and assets are free and clear of Liens, other than Liens expressly permitted by the Note Agreement.

                 (b) Guarantor and each of its subsidiaries has complied in all material respects with all obligations under all material leases to which it is a party and all such leases are in full force and effect. Guarantor and each of its subsidiaries enjoys peaceful and undisturbed possession under all such material leases.

                 3.4. LITIGATIONS; COMPLIANCE WITH LAWS. (a) There are not any actions, suits or proceedings at law or in equity or by or before any Governmental Authority now pending or, to the knowledge of Guarantor, threatened against or affecting any subsidiary or any business, property or rights of any such person as to which there is a reasonable expectation of an adverse determination and which, if adversely determined, could reasonably be expected to, individually or in the aggregate, result in a Material Adverse Effect.

                 (b) Neither the Borrower nor any of the Subsidiaries is in violation of any law, rule or regulation, or in default with respect to any judgment, writ, injunction or decree of any Governmental Authority, where such violation or default could reasonably be expected to result in a Material Adverse Effect.

                 3.5. AGREEMENTS. (a) Neither Guarantor nor any of its subsidiaries is a party to any agreement or instrument or subject to any corporate restriction that has resulted or could reasonably be expected to result in a Material Adverse Effect.

                 (b) Neither Guarantor nor any of its subsidiaries is in default in any manner under any provision of any





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indenture or other agreement or instrument evidencing indebtedness, or any other material agreement or instrument to which it is a party or by which it or any of its properties or assets are or may be bound, where such default could result in a Material Adverse Effect.

                 3.6. FEDERAL RESERVE REGULATIONS. (a) Neither Guarantor nor any of the Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock, as defined in Regulation G of the Board of Governors of the Federal Reserve System of the United States (the "Board").

                 (b) No part of the Guaranteed Obligations will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, (i) to purchase or carry margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose, or (ii) for any purpose which entails a violation of, or which is inconsistent with, the provisions of the Regulations of the Board, including Regulation G.

                 3.7. SEC REPORTS. Guarantor has heretofore furnished to Seller true and correct copies of all filings made by Guarantor since January 30, 1993 with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Securities Act of 1933, as amended (the "Securities Act"), except for filings on Form S-8 and filings made in response to the requirements of Section 16(a) of the Exchange Act (all such filings, except as aforesaid, the "SEC Reports"). Each of the SEC Reports, as of the date thereof, complied as to form in all material respects with the requirements of the Exchange Act or the Securities Act, as applicable, and none of the SEC Reports contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein, in light of the circumstances under which it was made, not materially misleading.

                 3.8. SECURITY DOCUMENTS. The Liens to be created in favor of the Secured Party under the Security Agreement will, at all times on and after the date hereof, constitute first priority, perfected security interests in the Collateral (as defined in the Security Agreement) as security for the Secured Obligations (as defined in the Security Agreement), and the Collateral will not be subject to any Liens of any other person. All filings or recordings required in order to perfect the Liens on the Collateral created under each of the Security Agreement are set forth in Schedule I hereto.





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                 3.9.  DEFINITIONS.  For purposes of this Section 3, the
following terms have the following meanings:

                 "GAAP" will mean generally accepted accounting principles.

                 "GOVERNMENTAL AUTHORITY" will mean any Federal, state, local or foreign court or government agency, authority, instrumentality or regulatory body.

                 "MATERIAL ADVERSE EFFECT" will mean (a) a materially adverse effect on the business, results of operations or condition, financial or otherwise, of Guarantor and the Subsidiaries taken as a whole, (b) material impairment of the ability of Guarantor or any subsidiary to perform any of its obligations under any Transaction Document, or (c) material impairment of the rights or benefits of Seller under any Transaction Document.

         Section 4. MISCELLANEOUS.

                 4.1. No Waiver. (a) No amendment, waiver, termination or modification of, or supplement to, any provision of this Agreement will be effective unless it is in writing and signed by Seller and Guarantor.

                 (b) No failure on the part of Seller to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power, or remedy hereunder will operate as a waiver thereof; nor will any single or partial exercise by Seller of any right, power, or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

                 4.2. NOTICES. All demands, notices, requests, consents, and communications to be given hereunder shall be delivered in accordance with the procedures outlined in Section 6.4 of the Purchase Agreement.

                 4.3. COUNTERPARTS AND EXECUTION. This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement, and will become effective when one or more such counterparts have been signed by each of the parties and delivered to the other parties.

                 4.4. INTEGRATION. This Agreement constitutes the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, understandings, or representations pertaining to the subject matter hereof, whether oral or written. There are no representations, warranties, or other





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agreements between the parties in connection with the subject matter hereof except as expressly set forth herein.

                 4.5. SEVERABILITY. If any provision of this Agreement is partially or completely invalid or unenforceable in any jurisdiction, then that provision will be ineffective in that jurisdiction to the extent of its invalidity or unenforceability, but the invalidity or unenforceability of that provision will not affect the validity or enforceability or any other provision of this Agreement, all of which will be construed and enforced as if that invalid or unenforceable provision were omitted, nor will the invalidity or unenforceability of that provision in one jurisdiction affect its validity or enforceability in any other jurisdiction.

                 4.6. CAPTIONS. The Section captions in this Agreement are for convenience of reference only and will not affect in any way the meaning or interpretation of this Agreement. They will not be deemed to be part of this Agreement and in no way define, limit, extend, or describe the scope or intent of any provisions hereof.

                 4.7. NO ASSIGNMENT OR DELEGATION BY GUARANTOR. Guarantor may not assign or delegate this Agreement or any of its rights or obligations hereunder without the prior written consent of Seller (which consent may be given or withheld in the sole discretion of Seller). Seller may assign or delegate this Agreement or any of its rights or obligations hereunder to any assignee that is a financial or investment institution that has assets of at least $150 million without prior consent of or notice to Guarantor or Buyer.

                 4.8. GOVERNING LAW; INTERPRETATION. (a) This Agreement will be governed by, and construed in accordance with, the internal laws of the State of New York, without regards to the principles of conflict of laws thereof.

                 (b) Unless the context otherwise requires, (i) all references to Sections are to Sections of this Agreement, (ii) each term defined in this Agreement has the meaning assigned to it, (iii) words in the singular include the plural and vice versa, (iv) each accounting term not otherwise defined in this Agreement has the meaning assigned to it in accordance with GAAP, (v) "or" is disjunctive but not necessarily exclusive, and (vi) all references to "business days" will be to any day other than a weekend day or a day which is a national holiday in the United States or a state holiday in New York State.

                 4.9.  JURISDICTION; GUARANTOR'S WAIVER OF JURY TRIAL.  (a)
Any legal suit, action, or proceeding against Seller or Guarantor arising out of or relating to this Agreement will be instituted in any federal or state court in New York, New York, pursuant to Section 5-1402 of the New York General





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Obligations Law, and Guarantor waives any objection which it may now or hereafter have to the laying of venue of any such suit, action, or proceeding, and Guarantor hereby irrevocably submits to the jurisdiction of any such court in any such suit, action or proceeding. Guarantor does hereby designate and appoint Jones, Day, Reavis & Pogue, 599 Lexington Avenue, New York, New York 10022, Attention: Robert A. Profusek, Esq., as its authorized agent to accept and acknowledge on its behalf service of any and all process which may be served in any such suit, action or proceeding in any federal or state court in New York, New York, and agrees that service of process upon said agent at said address (or at such other office in New York, New York as may be designated by such agent in accordance with the terms hereof) with a copy to Guarantor at the following address: 7 West Seventh Street, Cincinnati, OH 45202, Attention:
Mr. Ronald W. Tysoe, will be deemed in every respect effective service of process upon Guarantor in any such suit, action, or proceeding in the State of New York. Guarantor (i) will give prompt notice to Seller of any changed address of its authorized agent hereunder, (ii) may at any time and from time to time designate a substitute authorized agent with an office in New York, New York (which office will be designated as the address for service of process), and (iii) will promptly designate such a substitute if its authorized agent ceases to have an office in New York, New York or dies or becomes totally disabled without leaving a successor.

                 (b) GUARANTOR, TO THE FULLEST EXTENT THAT IT MAY LAWFULLY DO SO, WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING, INCLUDING WITHOUT LIMITATION ANY TORT ACTION, BROUGHT BY ANY PARTY HERETO WITH RESPECT TO THIS AGREEMENT. SELLER MAY FILE A COPY OF THIS WAIVER WITH ANY COURT AS WRITTEN EVIDENCE OF GUARANTOR'S KNOWING, VOLUNTARY, AND BARGAINED AGREEMENT IRREVOCABLY TO WAIVE ITS RIGHTS TO TRIAL BY JURY, AND THAT, TO THE FULLEST EXTENT THAT IT MAY LAWFULLY DO SO, ANY DISPUTE OR CONTROVERSY WHATSOEVER BETWEEN GUARANTOR AND SELLER WILL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

                 4.10. ENFORCEMENT COSTS, ETC. Guarantor agrees, as principal obligor and not as a guarantor only, to pay to Seller, on demand, all costs and expenses (including court costs and reasonable legal expenses) incurred or expended by Seller in connection with the enforcement of the Guaranteed Obligations or this Agreement, together with interest on amounts recoverable under this Section from the time when such amounts become due until payment, whether before or after judgment, at the rate of interest for overdue principal set forth in the Note, PROVIDED that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest will be reduced to such maximum permitted amount. The costs and expenses Guarantor must pay under the





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preceding sentence exclude legal expenses incurred by Seller in negotiating and documenting the Transaction Documents.

                 4.11. CONFIDENTIALITY. Unless otherwise agreed to in writing by the Guarantor, the Seller hereby agrees to keep all Proprietary Information (as defined below) confidential and not to disclose or reveal any Proprietary Information to any Person other than the Seller's directors, officers, employees, Affiliates, agents, representatives and advisors, and to actual or potential permitted assignees and participants and potential investors in the Seller, who in each case, are advised of the confidential nature of such information; PROVIDED that the Seller may disclose Proprietary Information (a) as required (in the sole judgment of the Seller) by law, rule, regulation or judicial process, (b) to its attorneys and accountants, or (c) as requested or required by any state, federal or foreign authority or examiner regulating insurance companies. For purposes of this Agreement, the term "Proprietary Information" will include all information about the Guarantor which has been furnished by the Guarantor to the Seller, whether furnished before or after the date hereof, and regardless of the manner in which it is furnished; PROVIDED, HOWEVER, that Proprietary Information does not include information which (a) is or becomes generally available to the public other than as a result of a disclosure by the Seller not permitted by this Agreement, (b) was available to the Seller on a nonconfidential basis prior to its disclosure to the Seller by the Guarantor, or (c) becomes available to the Seller on a nonconfidential basis from a Person other than the Guarantor who, to the best knowledge of the Seller, is not bound by a confidentiality agreement with the Guarantor, or is not otherwise prohibited from transmitting the information to the Seller.

                 4.12. SPECIFIC PERFORMANCE. Each of the parties hereto acknowledges that the other parties hereto would be irreparably damaged if any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached. Accordingly, in the event of a breach or default of this Agreement, each of the parties agrees that the other parties will be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and conditions hereof in any action instituted in any court of the United States, or any state thereof having personal and subject matter jurisdiction, in addition to any other remedy to which such party may be entitled at law or in equity (subject to the terms of this Agreement).

                 4.13. REFERENCE TO AGREEMENTS. Each reference herein to any agreement or instrument shall mean such agreement or instrument as from time to time amended, modified





                                      -12-
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or supplemented in accordance with its terms, subject to any limitations on amendment, modification or supplementation set forth in such agreement or instrument or in the Transaction Documents.

                 4.14. BUSINESS DAY. In the event that this agreement requires any payment to be paid on a day other than a Business Day, such payment is to be paid on the next following Business Day, and interest will continue to accrue from the original payment date up to, but not including, the Business Day when payment is actually made, at the rate of interest applicable at the time that such payment was originally due, and "Business Day" will refer to any day on which banks are open for business in New York City.

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.





                                   FEDERATED DEPARTMENT STORES, INC.
                                   By:  /s/ Ronald W. Tysoe
                                        ----------------------------
                                   Name:   Ronald W. Tysoe
                                   Title:  Vice-Chairman and Chief
                                             Financial Officer


                                   THE PRUDENTIAL INSURANCE COMPANY
                                     OF AMERICA



                                   By:  /s/ Russell A. Rahbany
                                        ----------------------------
                                   Name:   Russell A. Rahbany
                                   Title:  Vice President






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